SUPPLEMENTAL SHARES PLEDGE AGREEMENT

股份质押补充协议

This Supplemental Shares Pledge Agreement (this "**Agreement**") is entered into as of 10/6, 2020 by and among the following parties:
本《股份质押补充协议》(以下简称"**本协议**")由以下各方于 2020 年 6 月 10 日签署：

(1) Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**Pledgee**"), a domestic company registered in the People's Republic of China ("**China**" or the "**PRC**"), under the laws of the PRC;
西安赛美科信息科技有限公司（以下简称"**质权人**"），系依据中华人民共和国（以下简称"**中国**"）法律注册设立的中国公司；

(2) Xi'AN APP-CHEM BIO (TEC) Co., Ltd. (the "**Company**"), a domestic company registered in China, under the laws of the PRC;
西安天美生物科技股份有限公司（以下简称"**公司**"），系依据中国法律注册设立的中国公司。

(3) Hu Yongwei, a citizen of China, PRC ID No.: 610103197108023635;
胡永卫，中国居民，身份证号为：610103197108023635；

(4) Liu Jing, a citizen of China, PRC ID No.: 610113197812110065;
刘静，中国居民，身份证号为：610113197812110065；

(5) Wang Wei, a citizen of China, PRC ID No.: 610202197506020826;
王薇，中国居民，身份证号为：610202197506020826；

(6) Liu Jianli, a citizen of China, PRC ID No.: 610103195903123695;
刘建利，中国居民，身份证号为：610103195903123695；

(7) Dong Fangfang, a citizen of China, PRC ID No.: 610402196810016107;
董芳芳，中国居民，身份证号为：610402196810016107；

(8) Zhang Kai, a citizen of China, PRC ID No.: 610122198703251716;
张凯，中国居民，身份证号为：610122198703251716；

(9) Guan Huixia, a citizen of China, PRC ID No.: 610125194705095244;
关会侠，中国居民，身份证号为：610125194705095244；

(10) Jia Yizhen, a citizen of China, PRC ID No.: 610104199208283421;
贾怡真，中国居民，身份证号为：610104199208283421；

(11) An Yanna, a citizen of China, PRC ID No.: 612727198711156045; and
安艳娜，中国居民，身份证号为：612727198711156045；和

(12) Liu Weihua, a citizen of China, PRC ID No.: 610402197008141255 (together with Hu Yongwei, Liu Jing, Wang Wei, Liu Jianli, Dong Fangfang, Zhang Kai, Guan Huixia, Jia Yizhen, and An Yanna, the "**Pledgors**").
刘卫华，中国居民，身份证号为：610402197008141255（与胡永卫、刘静、王薇、刘建利、董芳芳、张凯、关会侠、贾怡真和安艳娜合称为"**出质人**"）。

(Each of the Pledgee, the Company and the Pledgors,shall be hereinafter referred to as a "**Party**", and collectively,as the "**Parties**".)
（质权人、公司、和出质人单独称为"**一方**"，合称为"**各方**"。）

RECITALS
序言

(A) WHEREAS, the Pledgors hold 100% shares, representing RMB28 million of the registered capital of the Company;
鉴于，出质人持有公司 100%的股份，相当于公司注册资本的 2,800 万元人民币；

(B) WHEREAS, the Pledgee and the Company entered into an exclusive service agreement dated May 28, 2020 (the "**Service Agreement**");
鉴于，质权人和公司于 2020 年 5 月 28 日签署一份《独家服务协议》(以下简称"**《服务协议》**")；

(C) WHEREAS, the Pledgee, the Pledgors, and the Company entered into an exclusive option agreement dated May 28, 2020 (the "Exclusive Option Agreement");
鉴于，质权人、出质人和公司于 2020 年 5 月 28 日签署一份《独家选择权协议》(以下简称"**《独家选择权协议》**")；

(D) WHEREAS, the Pledgee and the Pledgors entered into a loan agreement dated May 28, 2020 (the "**Loan Agreement**");
鉴于，质权人、出质人于 2020 年 5 月 28 日签署一份《借款协议》(以下简称"**《借款协议》**")；

WHEREAS，the Pledgor, the Pledgee, and other shareholders of the Company entered into a shares pledge agreement dated May 28, 2020 (the "**Shares Pledge Agreement**").
鉴于，出质人、质权人和公司其他股东于 2020 年 5 月 28 日签署一份《股份质押协议》(以下"简称**《股份质押协议》**")。

NOW, THEREFORE, the Parties hereby arrive at the following supplemental agreements. Terms used but not defined in this Agreement shall have the same meanings as those in the Shares Pledge Agreement.
为此，各方达成如下补充协议。本协议使用但未定义的术语与《股份质押协议》具有相同的含义。

Section 1 Amendment to Section 2 of Shares Pledge Agreement
对《股份质押协议》第 2 条的修订

The Parties confirm that Section 2 Shares Pledge Agreement shall be amended as follows: "Hu Yongwei hereby unconditionally and irrevocably agree to pledge 17,075,008 shares of the Company held by him (including any and all interest or dividend accrued on such shares) to the Pledgee, the Pledgors (excluding Hu Yongwei) hereby unconditionally and irrevocably agree to pledge all of the shares of the Company held by them (including any and all interest or dividend accrued on such shares) (together with 17,075,008 shares of the Company held by Hu Yongwei referred as the "**Pledged Shares**") to the Pledgee, as a security for the performance of the obligations by the Pledgors and the Company under the Principal Agreements (the "**Pledge**")."
各方确认对《股份质押协议》第 2 条进行如下修订："胡永卫特此无条件且不可撤销地同意将其所持有的 17,075,008 股公司股份（包括任何及所有因该等股份而累计的利息或股息）向质权人出质，除胡永卫以外的出质人特此无条件且不可撤销地同意将其所持有的全部股份（包括任何及所有因该等股份而累计的利息或股息）（与胡永卫持有的 1717,075,008 股公司股份合称为"**质押股份**"）向质权人出质，用以担保出质人和公司履行主协议项下的义务（以下简称"**质押**"）。"

Section 2 Amendment to Section 5.1 of Shares Pledge Agreement
对《股份质押协议》第 5.1 条的修订

The Parties confirm that Section 2 Shares Pledge Agreement shall be amended as follows: " The Company shall upon execution of this Agreement, record the Pledge in the shareholders' register of the Company, and provide the shareholder's register to the Pledgee. The Parties covenant that the Parties hereto shall execute and submit to the AIC the shares pledge contract in the form required by the AIC at the location of the Company (the "**AIC Pledge Contract**") to register the Pledge with AIC. For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. In case of any ambiguities or inconsistencies between the AIC Pledge Contract and this Agreement, provisions of this Agreement shall prevail."
各方确认对《股份质押协议》第 5.1 条进行如下修订："公司应在签署本协议后将质押记录在公司的股东名册，并将股东名册提供给质权人。各方承诺在各方应按照公司所在地工商行政管理局（以下简称"工商局"）要求的形式签署了《股份质押合同》（以下简称"**《工商局质押合同》**"），并在工商局登记。对于《工商局质押合同》未尽事宜，各方应受本协议条款的约束。如果《工商局质押合同》

与本协议之间存在任何歧义或不一致之处，以本协议为准。”

Section 3 Amendment to shareholders' register of the Company 对公司的股东名册的修订

The Parties confirm that the shareholders' register of the Company shall be amended as the attachment.
各方确认按照附件对公司的股东名册进行修订。

Section 4 Entire Agreement and Amendment to Agreement 完整协议及协议的修改

4.1 The Parties confirm that this Agreement constitutes an amendment and supplement to the Shares Pledge Agreement. In case of any inconsistency or conflict between this Agreement and the Shares Pledge Agreement, this Agreement shall prevail. The validity of relevant stipulations under this Agreement is superior to the same under the Shares Pledge Agreement. Matters not covered herein shall be as specified in the Shares Pledge Agreement.
各方确认本协议构成《股份质押协议》的修订和补充。如本协议与《股份质押协议》存在任何不一致或冲突，以本协议为准。本协议中的有关规定优先于《股份质押协议》的规定。本协议未尽事宜应按照《股份质押协议》的规定。

4.2 Any modification of this Agreement shall be made in a written form and shall only become effective upon the signature by all Parties of the Agreement. Amendments and supplemental agreements to this Agreement duly executed by Parties shall be parts of this Agreement and shall have the same legal effect as this Agreement.
对本协议的任何修改应当以书面形式作出，且仅在本协议各方签署后生效。各方签署的对本协议的修订和补充协议应构成本协议的一部分，与本协议具有相同的法律效力。

Section 5 Governing Law and Dispute Resolution 适用法律及争议解决

5.1 This Agreement shall be construed in accordance with and governed by the PRC laws.
本协议应依据中国法律解释，并接受中国法律管辖。

5.2 Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (**CIETAC**) for arbitration which shall be conducted in accordance with the CIETAC's arbitration rules in effect at the time of applying for arbitration. The arbitral

award is final and binding upon all Parties. The place of arbitration shall be in Beijing.
任何因本协议引起的或与本协议相关的纠纷，均应提交至中国国际经济贸易仲裁委员会（以下简称“**贸仲委**”）依据贸仲委适时生效的仲裁规则仲裁。仲裁裁决是终局的，对各方均具有约束力。仲裁地为北京。

Section 6 Effective Date and Term
生效日及期限

6.1 This Agreement shall be signed and take effect as of the date first set forth above.
本协议应于首页载明的日期签署并生效。

6.2 The term of this Agreement shall remain effective as long as the Pledge exists.
本协议应在质押存续期间保持生效。

Section 7 Notices
通知

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in Chinese and delivered personally, or sent by registered mail or postage prepaid mail or by a recognized courier service, or by facsimile transmission or e-mail to the address of each relevant party as specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as follows:
任何一方依据本协议而发出的通知或其他通讯应当以中文形式作出，以亲自交付、挂号信或邮资预付的邮件或受认可的快递，或通过传真、电子邮件发送至各相关方不时指定的地址。通知视为适当送达的日期应依下列规则确定：

(a) a notice delivered personally is deemed duly served upon delivery;
以亲自交付方式的，交付时即视为适当送达；

(b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the registered mail, postage prepaid mail was sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the courier service company; and
通过邮寄方式送达的，自挂号信或邮资预付邮件发出之日（以邮戳所示为准）后第十（10）日，或交付给快递服务公司之日后第四（4）日，应视为适当送达；和

(c) a notice sent by facsimile transmission or e-mail is deemed duly served upon the receipt time as is shown on the transmission confirmation for relevant documents.
通过传真或电子邮件送达的，收到相关文件发送确认书之日应视为适当送达。

Section 8 Severability
可分割性

If any provision of this Agreement is deemed to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be limited to such provision. The validity, legality, and enforceability of the other provisions hereof shall not be affected.
任何本协议的任何条款因为违法适用法律而被认定为无效或不可执行的，该等无效或不可执行仅限于该条款。本协议项下其他条款的有效性、合法性和可执行性不受影响。

Section 9 Language
语言

This Agreement was written by English and Chinese. The English version shall prevail in case of discrepancy.
本协议由英文和中文书写。两种文本不一致的，以英文为准。

Section 10 Counterparts
副本

This Agreement shall be executed in twelve (12) originals by all Parties, with each Party holding one original. All originals shall have the same legal effect. This Agreement may be executed in one or more counterparts.
本协议应由全体各方签署十二（12）份原件，每一方各持一份。所有原件均具有相同的法律效力。本协议可签署一份或多份副本。

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[以下无正文]

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Hu Yongwei
胡永卫

Signature: 胡永卫 2020年6月10日
签名

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
西安天美生物科技股份有限公司
(Chop of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.)
（西安天美生物科技股份有限公司的公章）

Signature: 2020年6月10日
签字

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职务：法定代表人

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Xi'an Cell and Molecule Information Technology Co., Ltd.
西安赛美科信息科技有限公司
(Chop of Xi'an Cell and Molecule Information Technology Co., Ltd.)
（西安赛美科信息科技有限公司的公章）

6101990307544

Signature:
签字

2020年6月10日

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职务：法定代表人

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Liu Jing
刘静

Signature:
签名

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Wang Wei
王薇

Signature: 王薇
签名

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Liu Jianli
刘建利

Signature: 刘建利
签名

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Dong Fangfang
董芳芳

Signature: 董芳芳
签名

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Zhang Kai
张凯

Signature:
签名 张凯

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Guan Huixia
关会侠

Signature:
签名 关会侠

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Jia Yizhen
贾怡真

Signature:
签名 贾怡真

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

An Yanna
安艳娜

Signature:
签名 安艳娜

Signature page to the Supplemental Shares Pledge Agreement
《股份质押补充协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Liu Weihua
刘卫华

Signature: 刘卫华
签名

Shareholders' Register of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
(recorded on 10 / 6, 2020, registered capital of RMB28 million)
西安天美生物科技股份有限公司股东名册
（截止 2020 年 6 月 10 日，注册资本为 2,800 万元人民币）

No. 序号	Name of Shareholder 股东姓名	PRC ID No. 身份证号码	Amount of Shares (share) 股份数额（股）	Shareholding Percentage 持股比例	Payment Made by 支付方式	Pledge Pledgee 质押状态
001	Hu Yongwei 胡永卫	610103197108023635	20,175,008	72.05%	Cash 现金	17,075,008 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd.; 将 17,075,008 股质押给西安赛美科信息科技有限公司； 500,000 shares pledged to Shanxi Culture Industry Financing Guarantee Co., Ltd.; 将 500,000 股质押给陕西文化产业融资担保有限公司； 2,600,000 shares pledged to Shanxi Jinma Financing Guarantee Co., Ltd. 将 2,600,000 股质押给陕西金马融资担保有限公司
002	Liu Jing 刘静	610113197812110065	4,706,576	16.81%	Cash 现金	4,706,576 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 4,706,576 股质押给西安赛美科信息科技有限公司

003	Wang Wei 王薇	610202197506020826	1,036,000	3.7%	Cash 现金	1,036,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 1,036,000 股质押给西安赛美科信息科技有限公司
004	Liu Jianli 刘建利	610103195903123695	822,416	2.94%	Cash 现金	822,416 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 822,416 股质押给西安赛美科信息科技有限公司
005	Dong Fangfang 董芳芳	610402196810016107	280,000	1%	Cash 现金	280,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 280,000 股质押给西安赛美科信息科技有限公司
006	Zhang Kai 张凯	610122198703251716	280,000	1%	Cash 现金	280,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 280,000 股质押给西安赛美科信息科技有限公司
007	Guan Huixia 关会侠	610125194705095244	140,000	0.5%	Cash 现金	140,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 140,000 股质押给西安赛美科信息科技有限公司
008	Jia Yizhen 贾怡真	610104199208283421	210,000	0.75%	Cash 现金	210,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 210,000 股质押给西安赛美科信息科技有限公司
009	An Yanna 安艳娜	612727198711156045	210,000	0.75%	Cash 现金	210,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd.

						将 210,000 股质押给西安赛美科信息科技有限公司
010	Liu Weihua 刘卫华	：610402197008141255	140,000	： 0.5%	Cash 现金	140,000 shares pledged to Xi'an Cell and Molecule Information Technology Co., Ltd. 将 140,000 股质押给西安赛美科信息科技有限公司

Signature page to Shareholders' Register of Xi'AN APP•CHEM BIO (TEC) Co., Ltd.
《西安天美生物科技股份有限公司股东名册》的签字页

Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
西安天美生物科技股份有限公司
(Seal of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.)
（西安天美生物科技股份有限公司的公章）

Signature: 胡永卫 2020年6月10日
签字

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职务：法定代表人